UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2008
SCHERING-PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification No.)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective January 2, 2008, the Board of Directors of Schering-Plough Corporation elected Dr. Craig B. Thompson as a member of the Board of Directors.
A press release dated January 3, 2008 related to Dr. Thompson’s appointment is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated January 3, 2008, entitled “Schering-Plough Board Elects Dr. Craig B. Thompson as a Director.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Schering-Plough Corporation
By: /s/ Susan Ellen Wolf

Susan Ellen Wolf
Corporate Secretary,
Vice President — Corporate Governance and
Associate General Counsel
Date: January 3, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated January 3, 2008, entitled “Schering-Plough Board Elects Dr. Craig B. Thompson as a Director.”